Exhibit 77(q)(1)


                                    Exhibits

(a)(1) Articles of Amendment dated January 7, 2008 to the Articles of Amendment and Restatement dated February 1, 2002 - filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A filed on February 22, 2008.

(e)(1) Amended Schedule A dated March 5, 2008 to Amendment Investment Management Agreement between ING Investments LLC and ING Series Fund, Inc. dated April 1, 2004 - filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A filed on February 22, 2008 and incorporated herein by reference.

(e)(2) Second Amendment dated April 4, 2008 to the Sub-Advisory Agreement between ING Investments, LLC and ING Series Fund, Inc. - filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Registration Statement on Form N-1A filed on April 4, 2008 and incorporated herein by reference.

(e)(3) Amended Schedule A effective April 4, 2008 to the Second Amendment to the Amended Investment Management Agreement between ING Investments, LLC and ING Series Fund, Inc. dated April 1, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.

(e)(4) Amended Schedule A effective March 5, 2008 with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 104 to the Registrant's Registration Statement on Form N-1A on February 22, 2008 and incorporated herein by reference.

(e)(5) Third Amendment dated October 1, 2007 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) - Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.

(e)(6) Fourth Amendment dated April 4, 2008 to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. - Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.

(e)(7) Amended Schedule A effective April 4, 2008 with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. dated March 1, 2002 - Filed as an Exhibit to Post-Effective Amendment No. 110 to the Registrant's Form N-1A Registration Statement on April 4, 2008 and incorporated herein by reference.